[Pioneer Logo]

Pioneer
International Growth
Fund

ANNUAL REPORT 11/30/97

 Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                    1

Portfolio Summary                                                           2

Performance Update                                                          3

Portfolio Management Discussion                                             6

Schedule of Investments                                                    10

Financial Statements                                                       21

Notes to Financial Statements                                              28

Report of Independent Public Accountants                                   33

Trustees, Officers and Service Providers                                   34

The Pioneer Family of Mutual Funds                                         35

Programs and Services for Pioneer Shareowners                              36

Pioneer International Growth Fund

LETTER FROM THE CHAIRMAN 11/30/97

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer International Growth Fund, covering its fiscal year ended November 30, 1997. I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, the world's emerging markets have taken on a whole new look. After a 12-year period of tremendous growth, Southeast Asia is facing tremendous financial and economic setbacks, and stock markets and currencies there have plunged to nearly unimaginable depths. European markets have bounced around, heartened by the relative strength of the U.S. stock market but shaken by the drop in Asia. In today's truly global economy, Latin America is feeling pressures on currency and interest rates. At this moment in time, it is difficult to say when and how Asia's vast difficulties will be resolved and what the real effects will be on companies and countries there and in other regions.

One thing is clear, however. Over the past year, as is so often the case with emerging markets, it did not pay to share the group mentality of investors who piled out of Asia in near unison. I am pleased to say that thinking independently helped your Fund make 1997 a profitable year. Your investment team's willingness to invest where research and logic show long-term opportunity
- rather than where popular opinion may reside in the short term - again proved to be the difference between investment success and disappointment.

I encourage you to read on to learn more about Pioneer International Growth Fund and your investment team's strategy. If you have questions about your Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

                                                                               1
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Pioneer International Growth Fund

PORTFOLIO SUMMARY 11/30/97

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie chart]

International Common Stocks                                         85.1%
Depositary Receipts for International Stocks                         7.9%
Short-Term Cash Equivalents                                          5.1%
International Preferred Stocks                                       1.8%
Convertible Securities                                               0.1%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar chart]

United Kingdom 13.3%                Austria 1.9%
Japan 9.4%                          Argentina 1.9%
France 9.2%                         Isreal 1.8%
Germany 5.4%                        Mexico 1.8%
Netherlands 4.9%                    Thailand 1.6%
Italy 4.7%                          Philippines 1.4%
Finland 4.4%                        Malaysia 1.2%
Brazil 4.3%                         Bermuda 1.1%
Norway 3.7%                         Indonesia 1.0%
Spain 3.4%                          Denmark 0.6%
Sweden 3.3%                         New Zealand 0.6%
Switzerland 3.3%                    Peru 0.5%
Belgium 2.7%                        Portugal 0.5%
South Korea 2.5%                    China 0.3%
Hong Kong 2.5%                      Greece 0.2%
Australia 2.3%                      South Africa 0.2%
Singapore 2.0%                      Canada 0.1%
India 2.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. SK Telecom Co. Ltd.    2.21%          6. Telefonica de Argentina SA     1.31%
                                            (Class B) (Sponsored A.D.R.)
2. Schibsted ASA          1.92           7. Societe Television Francaise   1.28
3. Arriva Plc             1.86           8. Sony Corp.                     1.28
4. Telecomunicacoes       1.32           9. Sylea                          1.27
   Brasileiras SA
5. Shohkoh Fund           1.31          10. Nichiei Co., Ltd.              1.26


2    Fund holdings will vary for other periods.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/97                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                   11/30/97       11/30/96
                            $23.66         $23.39

Distributions per Share     Income         Short-Term          Long-Term
(11/30/96-11/30/97)         Dividends      Capital Gains       Capital Gains
                            $0.259         $0.955              $0.517


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


[boxed text]
Average Annual Total Returns
(As of November 30, 1997)

                Net Asset   Public Offering
Period            Value         Price*
Life-of-Fund      15.16%        13.70%
(3/25/93)
1 Year             9.28          2.98


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

******************************[MOUNTAIN CHART]*********************************

Growth of $10,000+

                                   Pioneer
                                International        MSCI
                                    Growth           EAFE
                                     Fund*          Index

                     3/93             9425           10000
                                     10170           11180
                                     11727           12006
                     11/93           13134           11040
                                     15618           12802
                                     14807           12697
                                     15196           13308
                     11/94           14451           12678
                                     13291           12233
                                     13892           13323
                                     15186           13374
                     11/95           15002           13638
                                     16318           14294
                                     17153           14746
                                     16270           14427
                     11/96           16713           15242
                                     17919           14757
                                     18542           15857
                                     19136           15733
                     11/97           18263           15181

*******************************************************************************


+ Index comparison begins March 31, 1993. The MSCI EAFE Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/97                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                  11/30/97       11/30/96
                           $23.09         $22.89

Distributions per Share    Income         Short-Term          Long-Term
(11/30/96-11/30/97)        Dividends      Capital Gains       Capital Gains
                           $0.117          $0.955              $0.517


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


[boxed text]

Average Annual Total Returns
(As of November 30, 1997)
                 If           If
Period          Held      Redeemed*
Life-of-Fund   6.43%      5.73%
(4/4/94)
1 Year         8.44       4.44

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


******************************[MOUNTAIN CHART]*********************************

Growth of $10,000+

                                  Pioneer
                              International      MSCI
                                  Growth         EAFE
                                   Fund*        Index

                     4/94          10000         10000
                                   10087          9943
                                   10329         10421
                     11/94          9803          9928
                                    9002          9579
                     5/95           9388         10433
                                   10247         10473
                     11/95         10102         10679
                                   10966         11193
                     5/96          11506         11546
                                   10884         11297
                     11/96         11157         11935
                                   11941         11555
                     5/97          12333         12417
                                   12701         12319
                     11/97         11799         11887

*******************************************************************************


+ Index comparison begins April 30, 1994. The MSCI EAFE Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/97                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  11/30/97       11/30/96
                            $22.90         $22.84

Distributions per Share    Income         Short-Term          Long-Term
(11/30/96-11/30/97)        Dividends      Capital Gains       Capital Gains
                           $0.242           $0.955             $0.517

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


[boxed text]

Average Annual Total Returns
(As of November 30, 1997)
                 If           If
Period          Held      Redeemed*
Life-of-Fund    6.09%       6.09%
(1/31/96)
1 Year          8.45        8.45


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

******************************[MOUNTAIN CHART]*********************************
Growth of $10,000

                           Pioneer
                       International      MSCI
                           Growth         EAFE
                            Fund*         Index

              1/96          10000        10000
                            10076        10034
                            10053        10247
                            10752        10545
              5/96          10588        10351
                            10500        10409
                             9919        10105
              8/96          10023        10127
                            10140        10396
                             9816        10290
              11/96         10275        10699
                            10416        10561
                            10823        10192
              2/97          10998        10358
                            10935        10396
                            10867        10451
              5/97          11362        11131
                            12038        11745
                            12602        11935
              8/97          11702        11044
                            12364        11662
                            11308        10766
              11/97         11143        10656

*******************************************************************************


The MSCI EAFE Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 11/30/97

Dear Shareowner,
--------------------------------------------------------------------------------

Pioneer International Growth Fund completed its fiscal year on November 30, 1997, as markets worldwide worked to regain their footing in spite of the burgeoning financial crisis in Southeast Asia. In this environment, your Fund's performance slowed from the strength it showed earlier in the year, but still bested returns offered by the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the average international stock fund.

Class A Shares of your Fund posted a total return of 9.28% for the fiscal year, Class B Shares, 8.44% and Class C Shares, 8.45%. The MSCI EAFE Index declined 0.40%, and the 410 funds in Lipper Analytical Service's International Funds category returned an average of 4.88% for the twelve-month period. (Lipper is an independent firm that tracks fund performance using total returns based on net asset value. Returns assume reinvestment of distributions and do not include sales charges.)

Your Fund: Value Oriented and Diversified
We use a value style of investing, preferring stocks that are inexpensive given a company's financial condition or business prospects. Your Fund invests primarily in foreign equity securities and depositary receipts (which trade in lieu of direct stock shares), with a widely diversified portfolio - more than 270 securities as of November 30 - invested in both established and emerging markets. As we saw this year, diversification can minimize the impact that one poorly performing security or market can have on the portfolio and also can help reduce the effect of some other risks of international investing, such as economic and political instabilities, as well as currency fluctuations.

Performance Factors
Global market volatility at the end of October brought down stock prices around the world and erased some gains made by the Fund earlier in the period. We adjusted the portfolio both before and in response to this turbulence. For instance, we lightened the Fund's holdings in Japan from 16% on May 31 to less than 10% by the close of the period. The strategy proved

Pioneer International Growth Fund

effective: Japan's continued economic and banking problems roiled its stock market, but the Fund's lowered exposure helped reduce losses in the portfolio. The emerging markets of Asia suffered to an extreme degree from currencies and stock markets that fell as much as 80% in the final months of the fiscal year. Again, we had reduced holdings in a timely manner, dampening the downward effect. The Fund's large position in European stocks made a significant positive contribution to total return, and Latin American holdings also helped boost performance despite their increased volatility in October and November.


Europe Shows Continued Strength
European stocks proved to be among the Fund's strongest performers over the year. Given Europe's slow but real progress and the developments in other parts of the world, we increased holdings in European stocks almost across the board.

Many European currencies were weak relative to the U.S dollar, helping companies that export to the United States. Cellular phone maker Nokia (Finland) benefited from exports and performed well for the year even after declining late in the period. We sold the stock, taking profits. Banking and financial stocks also rose, helped by a recent trend of increased equity investment by Europeans. Fund holdings in these two areas include commercial bank Skandia Enskilda Banken (Sweden) and financial services provider Julius Baer Holding (Switzerland). We were disappointed by the performance of Italian clothier Fila Holding, whose stock slumped along with apparel sales.

Japan Works to Recover
Japan's difficulties accelerated over the period. The near collapse of the country's banking system, exacerbated by the currency declines of its emerging market neighbors, contributed to a 20.2% decline in the Nikkei Index over the fiscal year. Recent steps to increase economic growth, such as a tax cut, were overshadowed by a weakening yen, an increase in sales tax and investor concerns over the growing budget deficit. On the plus side, Japan's stock market is likely to be more resilient than many other global markets, due to its already low price levels. And the weaker yen makes

Pioneer International Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION 11/30/97                (continued)


Japanese exports a better value to dollar-based buyers. Companies in the portfolio that export goods include consumer electronics makers Sony, Canon and Nintendo, which turned in a good year and helped the Fund's performance.

Emerging Markets: A Tale of Two Regions
For most of the year, the emerging markets of Asia and Latin America offered a contrast in performance. Asian emerging markets labored under slow economies hindered by declining currencies, lagging corporate earnings growth and heavily regulated securities markets - all of which drove down stock prices. The region's weakening currencies were the catalyst for the worldwide decline in stocks at the end of October. However, even as these crises unfold, trade deficits are turning to surpluses because of the lower-valued currencies, and governments and companies have the impetus to reorganize in meaningful ways.

While the emerging markets of Latin America are inherently volatile, they showed considerably more stability than their Asian counterparts. Seasoned from their own crises of the 1980s, they have already undergone the currency and banking tests that face Asia, and inflation and interest rates now are under control. These markets, which posted significant gains in the first half of the year, swooned along with the rest of the world during October's stock sell-off but recovered nicely in the aftermath. A number of Latin American stocks contributed gains for the year, most notably in telecommunications, including Telefonica de Argentina and Telecomunicacoes Brasileiras. We continue to believe great opportunities lie ahead for Latin America, especially related to ongoing privatization. And we have the Fund positioned to benefit: As of November 30, Latin American stocks comprised 8.5% of equity holdings.

Going Forward
Region by region, the outlooks for the world's stock markets vary, but our experience tells us there is plenty of value and untapped potential across the globe. We believe compelling values still exist in the developed markets of Europe and that the economic fundamentals that precipitated the Continent's rise in stock prices are still in place. Japan has a way to go

Pioneer International Growth Fund


toward economic recovery, but many Japanese companies are restructuring, indicating a commitment to success.

We have an ongoing commitment to emerging markets. Although they offer greater risks at times, as recent months have shown vividly, they also provide unique opportunities for long-term growth not present in more established markets. In Asia, the emerging markets have the potential to become very competitive, offering some of the world's lowest production costs and reduced stock prices; the key in this region is to separate likely winners from losers. In Latin America, we think infrastructure development offers tremendous investment potential. Keep a long-term perspective, and we are confident the Fund's diversified portfolio can offer solid long-term performance.

Respectfully,


/s/ Norman Kurland

Norman Kurland,
Portfolio Manager

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/97

Principal
Amount                                                                            Value
                 INVESTMENT IN SECURITIES - 94.9%
                 CONVERTIBLE CORPORATE BOND - 0.1%
$1,912,000       Bangkok Land Public Co., Ltd., 4.50%, 10/13/03             $   286,800
                                                                            -----------
                 Total Convertible Corporate Bond
                 (Cost $1,393,400)                                          $   286,800
                                                                            -----------
Shares
                 PREFERRED STOCKS - 2.8%
    22,000       Centrais Electricas Brasileiras S/A (Sponsored A.D.R.)     $   511,500
     6,200       Krones AG Herman Kronseder Maschinenfabrik                   2,111,199
18,950,000       Petroleo Brasileiro SA                                       4,100,054
     3,050       Suedzucker AG                                                1,584,236
    39,570       Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)           4,130,119
   193,250       Usinas Siderurgicas de Minas Gerais SA                       1,236,884
                                                                            -----------
                 Total Preferred Stocks
                 (Cost $14,477,333)                                         $13,673,992
                                                                            -----------
                 COMMON STOCKS - 92.0%
                 Basic Industries - 6.3%
                 Chemicals - 0.2%
 1,215,000       Montediison SpA                                            $ 1,004,266
    20,654       Reliance Industries Ltd.                                        84,506
                                                                            -----------
                                                                            $ 1,088,772
                                                                            -----------
                 Containers - 2.1%
   269,800       Gerresheimer Glas AG                                       $ 4,436,745
    30,550       Schmalbach Lubeca AG                                         5,725,418
                                                                            -----------
                                                                            $10,162,163
                                                                            -----------
                 Iron & Steel - 1.1%
    74,000       Boehler--Uddeholm AG                                       $ 4,997,139
     4,850       Tata Iron & Steel Co., Ltd.                                     16,250
    23,500       Usinor Sacilor                                                 369,420
                                                                            -----------
                                                                            $ 5,382,809
                                                                            -----------
                 Metals & Mining - 1.4%
   100,000       Broken Hill Proprietary Co., Ltd.                          $   916,933
    78,000       Kloof Gold Mining Co., Ltd.                                    274,529
 1,725,000       M.I.M. Holdings Ltd.                                         1,248,408
 1,794,225       Orogen Minerals Ltd.                                         3,675,021




10   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                        Value
               Metals & Mining - (continued)
     5,300     Vaal Reefs Exploration & Mining Co., Ltd.                $   183,266
    67,000     Vaal Reefs Exploration & Mining Co., Ltd. (A.D.R.)           238,688
                                                                        -----------
                                                                        $ 6,536,845
                                                                        -----------
               Forest Products - 0.6%
   141,000     UPM--Kymmene Corp.                                       $ 3,029,243
                                                                        -----------
               Paper Products - 0.9%
   176,000     NV Koninklijke KNP BT                                    $ 3,798,561
 1,943,000     PT Indah Kiat Pulp & Paper Corp.                             452,790
   474,000     PT Pabrik Kertas Tjiwi Kimia                                 146,196
                                                                        -----------
                                                                        $ 4,397,547
                                                                        -----------
               Total Basic Industries                                   $30,597,379
                                                                        -----------
               Capital Goods - 11.9%
               Construction, Building Materials & Engineering - 8.6%
   229,100     Asko OY                                                  $ 4,298,674
   720,000     Ashtead Group Plc                                          2,091,161
    37,800     Brisa-Auto Estradas de Portugal, SA*                       1,160,431
     2,360     Bucher Holding AG                                          2,117,609
   354,000     Cemex, SA (Class B)*                                       1,743,386
   218,500     Charter Plc                                                2,663,883
33,406,000     DMCI Holdings Inc.*                                        1,758,714
    14,000     Felten & Guillaume Energietechnik AG*                      1,111,426
     6,730     GEA AG                                                     2,385,172
     1,450     Gujarat Ambuja Cements Ltd.                                   10,025
    64,700     Koramic Building Products SA                               4,267,106
    31,000     Lafarge SA                                                 2,048,007
   195,000     Larsen & Toubro (G.D.R.)                                   1,901,250
   520,000     Leighton Holdings Ltd.                                     2,023,671
   117,000     Munters AB*                                                1,121,677
    19,200     Plettac AG                                                 2,945,052
    14,800     Portland Valderrivas SA                                    1,206,117
   117,600     Sho-Bond Corp.                                             2,285,195
    10,600     Siam Cement Public Co., Ltd.                                  82,199
   285,774     Siam City Cement Co., Ltd.                                   417,265
    35,400     Stork NV                                                   1,296,534
    66,100     Svedala Industri AB                                        1,224,582
       200     Unitech Ltd.                                                     273


The accompanying notes are an integral part of these financial statements.   11

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/97                        (continued)


Shares                                                          Value
               Construction, Building Materials
                & Engineering - (continued)
   13,000      Zardoya Otis SA                            $ 1,512,845
    1,300      Zardoya Otis SA (New E Shares)*                151,284
                                                          -----------
                                                          $41,823,538
                                                          -----------
               Producer Goods - 2.9%
  316,000      Alfa, SA de CV                             $ 2,377,647
   50,665      Esselte AB (Series B)                        1,046,933
   20,000      Hoya Corp.                                     611,165
   13,164      Sidel, SA                                      748,591
  288,000      Valmet Corp.                                 4,296,048
  880,000      Varitronix International Ltd.                1,491,275
  685,692      Wassall Plc                                  3,728,305
                                                          -----------
                                                          $14,299,964
                                                          -----------
               Telecommunications - 0.4%
  447,800      Jasmine International Public Co., Ltd.     $   107,692
1,336,100      Loxley Public Co., Ltd.                        500,013
   14,000      Telecel-Comunicacaoes Pessoais, SA*          1,281,909
                                                          -----------
                                                          $ 1,889,614
                                                          -----------
               Total Capital Goods                        $58,013,116
                                                          -----------
               Consumer Durables - 3.5%
               Motor Vehicles - 1.8%
      200      Ashok Leyland Ltd.                         $       196
   72,450      Baja Auto Ltd.                               1,137,166
   10,400      BERU AG*                                       218,202
  294,000      Ciadea SA                                      394,104
   94,000      Edaran Otomobile Nassional Bhd.                217,217
    9,850      KTM Motorradholding AG*                        570,704
   64,931      Sylea                                        5,851,522
  151,000      Thai Rung Union Car Public Co., Ltd.           214,920
                                                          -----------
                                                          $ 8,604,031
                                                          -----------
               Misc. Consumer Durables - 1.7%
  138,000      Hunter Douglas NV                          $ 5,491,674
   57,641      Samas-Groep NV                               2,682,393
                                                          -----------
                                                          $ 8,174,067
                                                          -----------
               Total Consumer Durables                    $16,778,098
                                                          -----------


12   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund


Shares                                                            Value
               Consumer Non-Durables - 13.3%
               Agriculture & Food Manufacturing - 1.6%
 1,045,000     Grupo Industrial Maseca SA de CV             $ 1,028,015
   182,890     Louis Dreyfus Citrus                           5,350,415
   147,100     McBride Plc                                      454,559
     8,000     Raiso Group Plc                                  915,650
                                                            -----------
                                                            $ 7,748,639
                                                            -----------
               Retail Food - 2.5%
    83,400     Circle K Japan Co., Ltd.                     $ 4,188,787
    99,400     Delhaize--Le Lion, SA                          5,025,996
    61,110     Delta Dairy SA                                   760,811
    47,000     Kentucky Fried Chicken Bhd.                       69,724
   325,800     Kwik Save Group Plc                            1,694,448
 1,500,000     Universal Robina Corp.                           192,060
                                                            -----------
                                                            $11,931,826
                                                            -----------
               General Retail - 7.8%
    68,500     Aldeasa SA*                                  $ 1,431,199
    30,200     Autobacs Seven Co., Ltd.                       1,088,501
     7,350     Benckiser NV (B Shares)*                         258,102
   581,000     Carpetright Plc                                5,032,036
    36,500     Castorama Dubois Investisse                    4,365,185
     5,150     Forbo Holding AG                               2,059,422
13,594,000     Giordano International Ltd.                    3,561,033
    68,200     Hutamaiki OY (Series I)                        2,930,416
    65,000     Industrie Natuzzi SpA (Sponsored A.D.R.)       1,397,500
   789,300     MFI Furniture Group Plc                        1,639,358
    55,700     Nintendo Corp., Ltd.                           5,760,940
11,562,500     PT Matahari Putra Prima*                       1,901,987
    10,500     Selectra Group*                                1,406,973
   570,000     Storehouse Plc                                 2,330,601
    17,330     Tag Heur International SA*                     1,683,882
    86,000     Xebio Co., Ltd.                                1,037,728
                                                            -----------
                                                            $37,884,863
                                                            -----------
               Textiles - 1.4%
    48,373     Chargeurs International SA                   $ 2,867,161
   162,200     Fila Holding SpA (Sponsored A.D.R.)            4,278,025
        16     Super Spinning Mills (New Shares)                     22
                                                            -----------
                                                            $ 7,145,208
                                                            -----------
               Total Consumer Non-Durables                  $64,710,536
                                                            -----------


The accompanying notes are an integral part of these financial statements.   13

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/97                        (continued)



Shares                                                                               Value
               Energy - 2.6%
               Oil & Gas Extraction - 2.6%
  625,000      Cultus Petroleum NL*                                            $ 1,109,469
    2,337      Elf Gabon                                                           431,114
  277,900      ENI SpA                                                           1,622,216
  672,000      Fletcher Challenge Energy                                         2,736,296
1,180,000      Ocean Rig ASA*                                                    1,477,257
  115,000      Oil & Natural Gas Commission Ltd.                                   928,447
   98,500      Repsol SA                                                         4,261,352
                                                                               -----------
               Total Energy                                                    $12,566,151
                                                                               -----------
               Financial - 12.9%
               Commercial Banks - 5.2%
  335,000      Banco Popolare di Milano                                        $ 1,819,799
  167,400      Banco Wiese Ltd. (Sponsored A.D.R.)                                 795,150
2,570,000      Bank International Indonesia                                        334,681
   10,228      Daegu Bank                                                           27,751
   43,000      DePfa-Bank                                                        2,438,333
  290,400      Development Bank of Singapore Ltd.                                2,732,319
  238,500      First Bangkok City Bank Public Co., Ltd.                             93,644
  145,500      Housing & Commercial Bank (G.D.R.)*                                 854,813
   53,200      HSBC Holding Plc                                                  1,371,981
  669,661      Industrial Credit & Investment Corp. of India Ltd.                1,251,299
   51,600      Industrial Credit & Investment Corp. of India Ltd. (G.D.R.)         606,300
    1,280      Julius Baer Holding AG                                            2,087,835
  492,400      Overseas-Chinese Banking Corp., Ltd.                              2,949,613
1,732,100      PT Bank Bira                                                        201,821
2,115,000      PT Pan Indonesia Bank TBK                                           347,910
1,411,800      Siam City Bank Public Co., Ltd.                                     273,699
  165,000      Skandia Enskilda Banken                                           1,945,251
   37,600      Societe Generale                                                  4,942,591
    1,000      State Bank of India Ltd.                                              5,670
                                                                               -----------
                                                                               $25,080,460
                                                                               -----------
               Misc. Finance - 4.3%
   41,350      Dexia France                                                    $ 4,293,793
2,617,200      Dhana Siam Finance and Securities Public Co., Ltd.                  786,766
  218,500      Finance One Public Co., Ltd.*                                         8,997
1,271,000      Hong Leong Finance Ltd.                                           1,769,873
3,651,000      JCG Holdings Ltd.                                                 1,487,736


14   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund




Shares                                                                  Value
              Misc. Finance - (continued)
6,724,850     Metro Pacific Corp.                                 $   384,827
1,337,600     National Finance Public Co., Ltd.                       385,688
   53,000     Nichiei Co., Ltd.                                     5,813,908
   21,300     Shohkoh Fund                                          6,058,296
                                                                  -----------
                                                                  $20,989,884
                                                                  -----------
              Investments - 0.3%
  448,000     Daiwa Securities Co. Ltd.                           $ 1,562,076
                                                                  -----------
              Insurance--General - 1.8%
   49,000     Assicurazioni Generali                              $ 1,099,036
   19,500     Catalana Occidente SA                                   980,951
1,927,800     Malaysian Assurance Alliance Bhd.                     2,254,898
  659,180     Reinsurance Australia Corp.                           1,593,195
  275,000     Royal & Sun Alliance Group Plc                        2,502,926
                                                                  -----------
                                                                  $ 8,431,006
                                                                  -----------
              Life Insurance - 0.8%
  174,000     Alleanza Assicurazioni                              $ 1,603,884
   46,050     Skandia Forsakrings AB                                2,428,143
                                                                  -----------
                                                                  $ 4,032,027
                                                                  -----------
              Real Estate - 0.5%
5,568,000     C & P Homes Inc.                                    $   350,489
   26,000     Cheung Kong Holdings Ltd.                               183,305
  318,000     DBS Land Ltd.                                           540,555
1,035,760     HKR International Ltd.                                  837,419
  462,900     Property Perfect Public Co., Ltd.*                       17,039
  449,000     Wing Tai Holdings Ltd.                                  577,356
                                                                  -----------
                                                                  $ 2,506,163
                                                                  -----------
              Total Financial                                     $62,601,616
                                                                  -----------
              Services - 13.7%
              Commercial Services - 0.6%
      490     SGS Societe Generale de Surveillance Holding SA     $   915,785
  379,000     Williams Plc                                          2,060,732
                                                                  -----------
                                                                  $ 2,976,517
                                                                  -----------
              Broadcasting & Media - 4.2%
  300,000     Asia Satellite Telecommunications Holdings Ltd.     $   655,861
  205,100     Central European Media Enterprises Ltd.               5,230,050
   13,730     Pathe SA                                              2,646,781


The accompanying notes are an integral part of these financial statements.   15

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/97                        (continued)



Shares                                                                  Value
            Broadcasting & Media - (continued)
  127,300   Pearson Plc                                           $ 1,773,409
   82,500   Polygram NV                                             4,171,278
   66,800   Societe Television Francaise                            5,895,482
                                                                  -----------
                                                                  $20,372,861
                                                                  -----------
            Hotel/Restaurant - 0.1%
  199,000   Overseas Union Enterprise Ltd.                        $   461,847
                                                                  -----------
            Pharmaceuticals - 4.7%
  326,666   Astra AB                                              $ 5,670,991
   47,900   Fabrica Esanola de Productos Quimicos y
             Farmaceuticos SA                                       2,152,592
1,272,000   Medeva Plc                                              4,295,795
    2,345   Novartis AG                                             3,747,657
   14,250   Radiometer A/S                                            594,422
   51,735   Rhone-Poulenc                                           2,325,897
      120   Roche Holdings AG                                       1,074,225
1,050,000   SkyePharma Plc*                                           921,975
  516,500   PT Tempo Scan Pacific                                     198,245
   38,000   Teva Pharmaceutical Industries Ltd.
               (Sponsored A.D.R.)                                   1,881,000
                                                                  -----------
                                                                  $22,862,799
                                                                  -----------
            Publishing - 1.9%
   24,000   Grupo Anaya SA                                        $   456,369
  522,000   Schibsted ASA                                           8,858,534
                                                                  -----------
                                                                  $ 9,314,903
                                                                  -----------
            Misc. Services - 2.2%
  145,800   Compass Group Plc                                     $ 1,743,080
   13,625   Falck AS                                                  635,335
  177,000   Hays Plc                                                2,181,838
  215,500   International Container Terminal Services, Inc.*           35,146
   45,800   ISS International Service System AS (Class B)*          1,535,218
  272,000   Jaakko Poyry Group*                                     3,240,799
  122,000   Select Appointments Holdings Plc                        1,201,033
                                                                  -----------
                                                                  $10,572,449
                                                                  -----------
            Total Services                                        $66,561,376
                                                                  -----------


16   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund


Shares                                                                Value
              Technology - 7.2%
              Electronics - 6.1%
4,712,000     A(SM) Pacific Technology Ltd.                     $ 2,925,837
   17,800     Austria Micro Systeme International AG              1,075,789
   16,330     Barco Industries                                    3,051,498
  105,000     Canon, Inc.                                         2,533,986
   10,100     Delta Electronics (Thailand) Public Co., Ltd.          97,157
    5,000     Elec & Eltek International Co., Ltd.                   36,750
  275,000     GSS Array Technology Public Co., Ltd.*                553,374
  174,000     Hana Microelectronics Public Co., Ltd.                399,239
  947,900     KCE Electronics Public Co., Ltd.                    2,744,839
   26,200     K.R. Precision Plc                                    164,594
   62,000     Kyocera Corp.                                       2,992,517
   44,300     Mabuchi Motor Co., Ltd.                             2,322,170
   45,000     Malaysian Pacific Industries Bhd.                     123,244
    9,000     Rohm Co., Ltd.                                        888,541
   20,131     Samsung Display Devices Co.                           604,188
   69,000     Sony Corp.                                          5,893,046
    5,000     TDK Corp.                                             407,444
  535,800     TT Group Plc                                        2,669,016
                                                                -----------
                                                                $29,483,229
                                                                -----------
              Computer Services - 1.1%
  157,900     Merkantildata ASA                                 $ 5,447,100
                                                                -----------
              Total Technology                                  $34,930,329
                                                                -----------
              Transportation - 3.5%
              Air Transport - 0.5%
   53,000     Flughafen Wien AG                                 $ 2,159,805
  203,500     Modi Luft Ltd.*                                        26,224
  185,500     Modi Luft Ltd. (New)*                                  23,905
                                                                -----------
                                                                $ 2,209,934
                                                                -----------
              Railroad & Bus - 2.4%
1,330,000     Arriva Plc                                        $ 8,566,293
  241,000     Stagecoach Holdings Plc                             3,068,420
                                                                -----------
                                                                $11,634,713
                                                                -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/97                        (continued)



Shares                                                                           Value
               Ships & Shipping - 0.6%
    40,950     Finnlines OY                                                $ 1,628,918
   305,000     Frontline Ltd.*                                               1,476,422
       526     Great Eastern Shipping Co.                                          542
                                                                           -----------
                                                                           $ 3,105,882
                                                                           -----------
               Total Transportation                                        $16,950,529
                                                                           -----------
               Utilities - 15.1%
               Electric Utilities - 2.5%
 8,250,000     Centrais Electricas Brasilerias SA                          $ 3,837,555
   163,775     Iberdrola SA                                                  2,092,638
    20,000     Powertek Bhd.                                                    22,595
   496,950     Scottish Power Plc                                            4,027,916
    50,800     Shandong Huaneng Power Co., Ltd. (N Shares)
               (Sponsored A.D.R.)                                              333,375
     3,870     Viag AG                                                       1,966,711
                                                                           -----------
                                                                           $12,280,790
                                                                           -----------
               Telecommunications - 12.6%
     8,500     Advanced Service Co., Ltd.                                  $    43,804
    19,050     Bell Canada International Inc.*                                 277,118
   129,000     ECI Telecommunications Ltd.                                   3,507,188
     3,000     Hellenic Telecommunication Organization SA                       59,087
   218,800     Mahanagar Telephone Nigam Ltd.                                1,291,371
 2,820,700     Nanjing Posts & Telecommunications Equipment Co., Ltd.
               (B Shares)*                                                   1,025,338
     4,000     PT Indonesian Satellite Corp. (Sponsored A.D.R.)                 89,500
   545,000     PT Telekomunikasi Indonesia                                     399,692
   119,000     Royal PTT Nederland NV (Orders)                               4,777,482
    24,000     Shinawatra Computer Co., Plc                                     86,577
    29,909     SK Telecom Co. Ltd.                                          10,211,769
 3,353,000     Technology Resources Industries Bhd.*                         2,716,645
    80,000     Telecom Argentina Stet-France Telecom SA (Class B)
               (Sponsored A.D.R.)                                            2,455,000
   775,488     Telecom Italia SpA                                            4,834,316
 1,800,000     Telecom Italia Mobile SpA                                     3,938,298
64,658,000     Telecomunicacoes Brasileiras SA                               6,067,698
   182,500     Telefonica de Argentina SA (Class B) (Sponsored A.D.R.)       6,033,906
    51,000     Telefonica de Espana                                          1,470,924
    67,800     Telefonica del Peru SA (Class B) (Sponsored A.D.R.)           1,423,800


18   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund




Shares                                                                         Value
               Telecommunications - (continued)
   65,500      Telefonos de Mexico SA (L Shares) (Sponsored A.D.R.)     $  3,242,250
   91,800      United Communication Industry Public Co., Ltd.                 45,055
  149,600      Videsh Sanchar Nigam Ltd. (G.D.R.)                          1,982,200
  783,000      Vodafone Group Plc                                          5,215,972
                                                                        ------------
                                                                        $ 61,194,990
                                                                        ------------
               Total Utilities                                          $ 73,475,780
                                                                        ------------
               Miscellaneous - 2.0%
               Conglomerates & Holdings - 2.0%
1,074,500      Benpres Holdings Corp. (G.D.R.)*                         $  3,193,951
      150      Grasim Industries Ltd.                                          1,269
   72,000      Hutchinson Whampoa Ltd.                                       479,671
9,321,000      JG Summit Holding Inc.                                        853,425
  139,300      Nobel Biocare                                               1,624,216
  302,800      PT Tigaraksa Satria                                           240,746
1,913,160      PT Wicaksana Overseas International                           196,692
   79,600      Tadiran Ltd. (Sponsored A.D.R.)                             3,109,375
                                                                        ------------
               Total Miscellaneous                                      $  9,699,345
                                                                        ------------
               Total Common Stocks
               (Cost $486,002,064)                                      $446,884,255
                                                                        ------------
               RIGHTS & WARRANTS - 0.0%
  429,800      Benpress (Lopez) 12/01/97*                               $          -
   33,166      Housing & Commercial 12/10/97*                                      -
   51,735      Rhone--Poulenc (India) Ltd., 11/05/01*                        191,926
                                                                        ------------
               Total Rights & Warrants
               (Cost $331,636)                                          $    191,926
                                                                        ------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $502,204,433) (a)                                  $461,036,973
                                                                        ------------




The accompanying notes are an integral part of these financial statements.   19

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/97                        (continued)



Principal
Amount                                                                  Value
                 TEMPORARY CASH INVESTMENTS - 5.1%
                 COMMERCIAL PAPER - 5.1%
$14,579,000      American Express Co., 5.65%, 12/02/97           $ 14,579,000
 10,000,000      Household Financial Corp., 5.70%, 12/01/97        10,000,000
                                                                 ------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $24,579,000)                              $ 24,579,000
                                                                 ------------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENTS - 100%
                 (Cost $526,783,433) (b)                         $485,615,973
                                                                 ============


  *   Non-income producing security
  (a) Distribution of investments by country, as a percentage of total equity holdings, is as follows:


    United Kingdom                             13.3%
    Japan                                       9.4
    France                                      9.2
    Germany                                     5.4
    Netherlands                                 4.9
    Italy                                       4.7
    Finland                                     4.4
    Brazil                                      4.3
    Norway                                      3.7
    Spain                                       3.4
    Sweden                                      3.3
    Switzerland                                 3.3
    Belgium                                     2.7
    South Korea                                 2.5
    Hong Kong                                   2.5
    Australia                                   2.3
    Singapore                                   2.0
    India                                       2.0
    Austria                                     1.9
    Argentina                                   1.9
    Israel                                      1.8
    Mexico                                      1.8
    Thailand                                    1.6
    Philippines                                 1.4
    Malaysia                                    1.2
    Bermuda                                     1.1
    Indonesia                                   1.0
    Others (Individually less than 1%)          3.0
                                              -----
                                              100.0%
                                              =====

  (b) At November 30, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of $531,760,540 was as follows:

      Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost       $ 33,612,053
      Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value        (79,756,620)
                                                                 ------------
      Net unrealized loss                                        $(46,144,567)
                                                                 ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1997, aggregated $733,290,576 and $711,538,551, respectively.


20   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

BALANCE SHEET 11/30/97



ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $24,579,000) (cost $526,783,433)                      $485,615,973
  Foreign currencies, at value                                              3,904,037
  Receivables -
   Investment securities sold                                              25,480,842
   Fund shares sold                                                           717,249
   Dividends, interest and foreign taxes withheld                             738,093
   Forward foreign currency settlement hedge contracts                        163,026
   Forward foreign currency portfolio hedge contracts, open - net           2,511,025
   Forward foreign currency portfolio hedge contracts, closed - net         2,479,009
  Other                                                                         7,043
                                                                         -------------
     Total assets                                                        $521,616,297
                                                                         -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $ 25,132,814
   Due to bank                                                              8,222,332
   Fund shares repurchased                                                    730,602
  Due to affiliates                                                           829,063
  Accrued expenses                                                            329,117
  Reserve for capital gains taxes                                              59,048
                                                                         -------------
     Total liabilities                                                   $ 35,302,976
                                                                         -------------
NET ASSETS:
  Paid-in capital                                                        $441,194,657
  Accumulated undistributed net investment income                          17,373,634
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                          66,653,153
  Net unrealized loss on investments                                      (41,167,460)
                                                                         -------------
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                2,259,337
                                                                         -------------
     Total net assets                                                    $486,313,321
                                                                         =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $395,571,707/16,722,074 shares)                      $      23.66
                                                                         =============
  Class B (based on $81,438,419/3,527,681 shares)                        $      23.09
                                                                         =============
  Class C (based on $9,303,195/406,211 shares)                           $      22.90
                                                                         =============
MAXIMUM OFFERING PRICE:
  Class A                                                                $      25.10
                                                                         =============


The accompanying notes are an integral part of these financial statements.   21

Pioneer International Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended 11/30/97



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $783,086)      $  9,742,356
  Interest (net of foreign taxes withheld of $9,849)            1,263,934
                                                             ------------
     Total investment income                                                     $ 11,006,290
                                                                                 ------------
EXPENSES:
  Management fees                                            $  4,664,496
  Transfer agent fees
   Class A                                                      1,002,895
   Class B                                                        235,227
   Class C                                                         22,416
  Distribution fees
   Class A                                                      1,000,910
   Class B                                                        808,233
   Class C                                                         75,689
  Accounting                                                      148,383
  Custodian fees                                                  743,516
  Registration fees                                               121,935
  Professional fees                                               104,778
  Printing                                                        126,055
  Fees and expenses of nonaffiliated trustees                      17,075
  Miscellaneous                                                    51,658
                                                             ------------
     Total expenses                                                              $  9,123,266
     Less fees paid indirectly                                                        (94,385)
                                                                                 ------------
     Net expenses                                                                $  9,028,881
                                                                                 ------------
      Net investment income                                                      $  1,977,409
                                                                                 ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (net of capital gains taxes of
     $492,501)                                               $ 67,871,012
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies         16,385,371        $ 84,256,383
                                                             ------------        ------------
  Change in net unrealized gain from:
   Investments                                               $(46,959,933)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          1,766,142        $(45,193,791)
                                                             ------------        ------------
   Net gain on investments and foreign currency
     transactions                                                                $ 39,062,592
                                                                                 ------------
   Net increase in net assets resulting from operations                          $ 41,040,001
                                                                                 ============


22   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 11/30/97 and 11/30/96



                                                             Year Ended         Year Ended
FROM OPERATIONS:                                              11/30/97           11/30/96
Net investment income                                       $  1,977,409       $    689,863
Net realized gain on investments and foreign currency
  transactions                                                84,256,383         37,971,632
Change in net unrealized gain on investments and foreign
  currency transactions                                      (45,193,791)           418,532
                                                            ------------       -------------
    Net increase in net assets resulting from operations    $ 41,040,001       $ 39,080,027
                                                            ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A ($0.26 and $0.00 per share, respectively)       $ (4,209,556)      $         --
    Class B ($0.12 and $0.00 per share, respectively)           (388,111)                --
    Class C ($0.24 and $0.00 per share, respectively)            (68,180)                --
Net realized gain:
    Class A ($1.47 and $0.24 per share, respectively)        (23,543,245)        (3,794,326)
    Class B ($1.47 and $0.24 per share, respectively)         (4,472,638)          (626,360)
    Class C ($1.47 and $0.24 per share, respectively)           (393,748)           (19,775)
                                                            ------------       -------------
    Total distributions to shareholders                     $(33,075,478)      $ (4,440,461)
                                                            ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $187,745,265       $199,339,404
Reinvestment of distributions                                 28,780,975          3,837,019
Cost of shares repurchased                                  (192,267,534)      (126,598,965)
                                                            ------------       -------------
  Net increase in net assets resulting from fund
    share transactions                                      $ 24,258,706       $ 76,577,458
                                                            ------------       -------------
  Net increase in net assets                                $ 32,223,229       $111,217,024
NET ASSETS:
Beginning of year                                            454,090,092        342,873,068
                                                            ------------       -------------
End of year (including accumulated undistributed net
  investment income of $17,373,634 and $4,642,854,
  respectively)                                             $486,313,321       $454,090,092
                                                            ============       =============


The accompanying notes are an integral part of these financial statements.   23

Pioneer International Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS                               (continued)

For the Years Ended 11/30/97 and 11/30/96



CLASS A                            '97 Shares       '97 Amount       '96 Shares       '96 Amount
Shares sold                         5,456,967    $  131,194,746       6,477,892     $149,250,090
Reinvestment of distributions       1,142,596        24,704,550         138,777        3,316,804
Less shares repurchased            (6,082,244)     (146,346,003)     (4,959,214)    (113,576,365)
                                   ----------    --------------      ----------     -------------
  Net increase                        517,319    $    9,553,293       1,657,455     $ 38,990,529
                                   ==========    ==============      ==========     =============
CLASS B
Shares sold                         1,034,695    $   24,566,818       1,914,824     $ 43,742,430
Reinvestment of distributions         181,443         3,859,829          21,671          509,038
Less shares repurchased              (705,023)      (16,791,077)       (562,290)     (12,781,275)
                                   ----------    --------------      ----------     -------------
  Net increase                        511,115    $   11,635,570       1,374,205     $ 31,470,193
                                   ==========    ==============      ==========     =============
CLASS C*
Shares sold                         1,309,647    $   31,983,701         276,408     $  6,346,884
Reinvestment of distributions          10,261           216,596             477           11,177
Less shares repurchased            (1,179,805)      (29,130,454)        (10,777)        (241,325)
                                   ----------    --------------      ----------     -------------
  Net increase                        140,103    $    3,069,843         266,108     $  6,116,736
                                   ==========    ==============      ==========     =============


*Class C shares were first publicly offered on January 31, 1996.

24   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

FINANCIAL HIGHLIGHTS 11/30/97

                                                                                     Year Ended     Year Ended
CLASS A                                                                               11/30/97       11/30/96
Net asset value, beginning of period                                                   $  23.39       $  21.21
                                                                                       --------       --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                          $   0.13       $   0.10
 Net realized and unrealized gain on investments and foreign currency transactions         1.87           2.32
                                                                                       --------       --------
  Net increase from investment operations                                              $   2.00       $   2.42
Distributions to shareholders:
 Net investment income                                                                    (0.26)            --
 Net realized gain                                                                        (1.47)        ( 0.24)
                                                                                       ----------     ----------
Net increase (decrease) in net asset value                                             $   0.27       $   2.18
                                                                                       ----------     ----------
Net asset value, end of period                                                         $  23.66       $  23.39
                                                                                       ==========     ==========
Total return*                                                                              9.28%         11.40%
Ratio of net expenses to average net assets                                                1.69%+         1.77%+
Ratio of net investment income (loss) to average net assets                                0.51%+         0.26%+
Portfolio turnover rate                                                                     154%           173%
Average commission rate paid(1)                                                        $ 0.0034       $ 0.0055
Net assets, end of period (in thousands)                                               $395,572       $378,956
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                --             --
 Net investment loss                                                                         --             --
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                                              1.67%          1.76%
 Net investment income (loss)                                                              0.53%          0.27%


                                                                                      Year Ended    Year Ended      4/1/93 to
                                                                                       11/30/95     11/30/94(a)    11/30/93(b)
Net asset value, beginning of period                                                   $  21.55       $ 20.91      $   15.00
                                                                                       --------       -------      -----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                          $  (0.04)      $  0.19      $   (0.03)
 Net realized and unrealized gain on investments and foreign currency transactions         0.80          1.87           5.94
                                                                                       --------       -------      -----------
  Net increase from investment operations                                              $   0.76       $  2.06      $    5.91
Distributions to shareholders:
 Net investment income                                                                       --         (0.03)            --
 Net realized gain                                                                        (1.10)        (1.39)            --
                                                                                       --------       --------     -----------
Net increase (decrease) in net asset value                                             $  (0.34)      $  0.64      $    5.91
                                                                                       --------       --------     -----------
Net asset value, end of period                                                         $  21.21       $ 21.55      $   20.91
                                                                                       ========       ========     ===========
Total return*                                                                              3.81%        10.03%         39.40%
Ratio of net expenses to average net assets                                                2.00%+        1.95%          1.73%
Ratio of net investment income (loss) to average net assets                              (0.23)%+        0.84%         (0.48)%
Portfolio turnover rate                                                                     219%          275%           185%
Average commission rate paid(1)                                                              --            --             --
Net assets, end of period (in thousands)                                               $308,488      $282,033      $  86,923
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                                --            --           2.88%
 Net investment loss                                                                         --            --          (1.63)%
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                                              1.98%           --             --
 Net investment income (loss)                                                            ( 0.21)%          --             --


(a) The per share data presented above is based upon the average shares outstanding for the period presented.

(b) Certain reclassifications have been made to the 1993 balances to conform with the 1994 presentation.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

The accompanying notes are an integral part of these financial statements.   25

Pioneer International Growth Fund

FINANCIAL HIGHLIGHTS 11/30/97

                                                                Year Ended
CLASS B                                                          11/30/97

Net asset value, beginning of period                               $22.89
                                                                 ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $(0.06)
 Net realized and unrealized gain on investments and foreign
  currency transactions                                              1.85
                                                                 ----------
  Net increase from investment operations                           $1.79
Distributions to shareholders:
 Net investment income                                              (0.12)
 Net realized gain                                                  (1.47)
                                                                 ----------
Net increase (decrease) in net asset value                         $ 0.20
                                                                 ----------
Net asset value, end of period                                     $23.09
                                                                 ==========
Total return*                                                        8.44%
Ratio of net expenses to average net assets                          2.49%+
Ratio of net investment income (loss) to average net assets         (0.23)%+
Portfolio turnover rate                                               154%
Average commission rate paid(1)                                   $0.0034
Net assets, end of period (in thousands)                          $81,438
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        2.47%
 Net investment income (loss)                                       (0.21)%

                                                               Year Ended    Year Ended    4/4/94 to
                                                                11/30/96      11/30/95     11/30/94(a)
Net asset value, beginning of period                            $ 20.94        $ 21.45     $ 21.06
                                                                 -------       ------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.15        $ (0.17)    $  0.06
 Net realized and unrealized gain on investments and foreign
  currency transactions                                            2.04           0.76        0.33
                                                                 -------       ------      -------
  Net increase from investment operations                       $  2.19        $  0.59     $  0.39
Distributions to shareholders:
 Net investment income                                               --             --          --
 Net realized gain                                                (0.24)         (1.10)         --
                                                                 --------       -------    -------
Net increase (decrease) in net asset value                      $  1.95        $ (0.51)    $  0.39
                                                                 --------       -------      -------
Net asset value, end of period                                  $ 22.89        $ 20.94     $ 21.45
                                                                 ========       =======    =======
Total return*                                                     10.45%          3.00%       1.85%
Ratio of net expenses to average net assets                        2.60%+         2.80%+      3.02%**
Ratio of net investment income (loss) to average net assets       (0.51)%+       (1.04)%+     0.72%**
Portfolio turnover rate                                             173%           219%        275%
Average commission rate paid(1)                                 $0.0055             --          --
Net assets, end of period (in thousands)                        $69,056        $34,385     $21,236
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      2.58%          2.77%         --
 Net investment income (loss)                                     (0.49)%        (1.01)%        --


(a) The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

 +  Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

26    The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

FINANCIAL HIGHLIGHTS 11/30/97



                                                 Year Ended      1/31/96 to
CLASS C                                          11/30/97(a)      11/30/96
Net asset value, beginning of period               $ 22.84         $22.46
                                                   ---------       ---------
Increase from investment operations:
 Net investment income                             $    --         $ 0.02
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                       1.77           0.60
                                                   ---------       ---------
  Net increase from investment operations          $  1.77         $ 0.62
Distributions to shareholders:
 Net investment income                               (0.24)            --
 Net realized gain                                   (1.47)         (0.24)
                                                   ---------       ---------
Net increase in net asset value                    $  0.06         $ 0.38
                                                   ---------       ---------
Net asset value, end of period                     $ 22.90         $22.84
                                                   =========       =========
Total return*                                         8.45%          2.75%
Ratio of net expenses to average net assets           2.50%         +2.36%**+
Ratio of net investment income (loss)
  to average net assets                              (0.03)         %0.13%**+
Portfolio turnover rate                                154%           173%
Average commission rate paid(1)                    $0.0034        $0.0055
Net assets, end of period (in thousands)           $ 9,303        $ 6,078
Ratios assuming reduction for fees paid
   indirectly:
 Net expenses                                         2.47%          2.31%**
 Net investment income                                0.00%          0.18%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.   27

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/97

1. Organization and Significant Accounting Policies

Pioneer International Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

 Pioneer International Growth Fund

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation
  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/97                  (continued)

D. Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended November 30, 1997, the Fund incurred $492,501 in capital gains taxes on the sale of certain foreign securities.

  At November 30, 1997, the Fund reclassified $15,419,218 from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations, the Fund has designated $20,447,389 as a capital gain dividend for the purposes of the dividend paid deduction.

E. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $353,722 in underwriting commissions on the sale of fund shares during the year ended November 30, 1997.

F. Class Allocations
  Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see

Pioneer International Growth Fund

  Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement
Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1997, $381,611 was payable to PMC related to management fees and certain other expenses.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $206,911 in transfer agent fees payable to PSC at November 30, 1997.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $240,541 in distribution fees payable to PFD at November 30, 1997.

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/97                  (continued)

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1997, CDSCs in the amount of $198,272 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1997, the Fund's expenses were reduced by $94,385 under such arrangements.

6. Forward Foreign Currency Contracts
At November 30, 1997, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at November 30, 1997 were as follows:


               Contracts      In Exchange     Settlement                      Net Unrealized
Currency      to Deliver          For            Date            Value             Gain
---------------------------------------------------------------------------------------------
DEM           42,281,000      $25,000,000     11/10/98       $24,390,387        $  609,613
THB          269,362,500        8,250,000       2/9/98         6,445,576         1,804,424
HKD          120,986,250       15,000,000     10/23/98        15,011,248           (11,248)
MYR           17,852,500        5,000,000     10/29/98         4,891,764           108,236
                              -----------                    -----------       -----------
                              $53,250,000                    $50,738,975        $2,511,025
                              ===========                    ===========       ===========

Included in accumulated net realized gain on forward foreign currency contracts and other assets and liabilities denominated in foreign currencies is $2,479,009, which represents the realized gain on closed but unsettled portfolio hedges totaling $41,140,104.

At November 30, 1997, the gross forward currency settlement contracts receivable and payable were $7,865,415 and $7,702,389 respectively, resulting in a net receivable of $163,026.

Pioneer International Growth Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer International Growth
Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund as of November 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 5, 1998

Pioneer International Growth Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                                Officers
John F. Cogan, Jr.                      John F. Cogan, Jr., Chairman and
Mary K. Bush                                 President
Richard H. Egdahl, M.D.                 David D. Tripple, Executive Vice
Margaret B.W. Graham                         President
John W. Kendrick                        Norman Kurland, Vice President
Marguerite A. Piret                     William H. Keough, Treasurer
David D. Tripple                        Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*

Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund

*Offers Class A and B Shares only

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER logo]
Pioneer Funds Distributor, Inc.
60 State Street                                                         0198-467
Boston, Massachusetts 02109    (C) Pioneer Funds Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                  [Recycle symbol] Printed on Recycled Paper